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                    METLIFE INSURANCE COMPANY OF CONNECTICUT
              METLIFE OF CT FUND UL III FOR VARIABLE LIFE INSURANCE
                CORPORATE OWNED VARIABLE UNIVERSAL LIFE INSURANCE
          CORPORATE OWNED VARIABLE UNIVERSAL LIFE INSURANCE - SERIES 2
             CORPORATE OWNED VARIABLE UNIVERSAL LIFE INSURANCE 2000

                        SUPPLEMENT DATED JANUARY 20, 2009
            TO THE PROSPECTUSES DATED APRIL 28, 2008, AS SUPPLEMENTED

One of the Portfolios available as an investment option under your Policy, the Putnam VT Discovery Growth Fund will be merged into the Putnam VT New Opportunities Fund on or about February 13, 2009. Prior to the merger, you may transfer cash value out of the Division that invests in the Putnam VT Discovery Growth Fund to any other investment option available under your Policy without fees or charges (and without the transfer counting as a transfer for purposes of any limit on the number of free transfers or any limit on the number of transfers under your Policy.)